Exhibit 99.2

Consolidated Analytics, Inc.

Form ABS Due Diligence 15-E

BARC 2026-NQM4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name: Consolidated Analytics, Inc.

Business Name (If Different):

Principal Business Address: 1 MacArthur Place – Suite 100, Santa Ana, CA 92707

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: Sutton Funding LLC

Business Name (If Different):

Principal Business Address: 745 7th Ave., New York, NY 10019

In connection therewith, Client shall pay to Consolidated Analytics the greater of a fee totaling $2500.00 or $25 per loan, which fee the Client acknowledges and agrees shall be paid concurrently with the funding of the transaction in connection with which this letter is being delivered.

Item 3: Credit rating criteria

The third-party due diligence services performed are intended to satisfy the criteria for due diligence by nationally recognized rating organization(s) identified below.

Identity of NRSRO	Title and Date of Criteria
Moody’s Investors Service, Inc.	US Residential Mortgage-backed Securitizations, August 20, 2025

Item 4: Description of the due diligence performed

See Attachment A.

Item 5: Summary of findings and conclusions of review

See Attachment B.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.

Consolidated Analytics, Inc.

By:

Date:

Attachment A

Item 4: Description of the due diligence performed

BARC 2026-NQM4

(1) Type of assets that were reviewed.

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Sutton Funding LLC through a bulk purchase. The Review was conducted from September 2025 through February 2026 on mortgage loans originated between September 2025 and December 2025.

(2) Sample size of the assets reviewed.

The Review consisted of a sample population of 160 loans with an aggregate principal balance of $107,259,076.00.

(3) Determination of the sample size and computation.

The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations Moody’s Investors Service, Inc., NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:

Property Type	Origination Date	Original Appraised Value
Rate Lock Date	Original PI Payment	Borrower Last Name
Escrow Indicator	Loan Purpose	Loan Type
Maturity Date	Property Units	Occupancy
Orig Front End DTI	Original Note Rate	Original CLTV
Original LTV	Original Term	Sales Price
Orig Back End DTI	Property Address	Property City
Property State	Property Zip	UW FICO Utilized
AUS Type	Amortization Type	All Borrower Total Income
First Payment Date	Lien Position	Reserves
Original HOA Payment	Application Date	Months Reserves
As-is Value	Borrower Appraisal Receipt Date	DSCR
Cash Disbursement Date	Citizenship	T&I Payment
Index	FTHB Flag	Cashout (Incl. Debt Paid at Close)
Prepayment Penalty Flag	Prepayment Penalty Total Term	Qualifying All Borrower Residual Income
Borrower 1 FTHB	Borrower 1 Citizen	Cash out Include Debt Paid at Close
Qualifying FICO	Lock Term (Days)	Qualifying Total Monthly Liabilities
Borrower 1 Qualifying Income	Calculated DSCR	Total Liquid Assets Available For Close
Total Qualified Assets Available	Borrower 2 Qualifying Income	Qualifying Total Reserves Number of Months
Originator Doc Type	Qualifying LTV	Borrower 1 Self-Employment Flag
Qualifying Total Debt Income Ratio	Qualifying Monthly P&I Amount	Reviewed Appraised Property Value
Qualifying Interest Rate	Qualifying CLTV	Monthly Total Escrow Payment

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

A.	QM or ATR Validation / Review of 8 Key Underwriting Factors

1.	Income / Assets

a.	Validate borrower(s) monthly gross income

b.	Validate funds required to close, required reserves

c.	Review file documentation for required level of income and asset verifications

2.	Employment Status

a.	Review file documentation for required level of employment

3.	Monthly Mortgage Payment

a.	Confirm program, qualifying rate, terms

4.	Simultaneous Loans

a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

5.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

a.	Validate subject loan monthly payment (PITI) and associated obligations

6.	Debts / Obligations

a.	Validate monthly recurring liabilities

7.	DTI and/or Residual Income

a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

b.	Documentation meets Appendix Q requirements for QM Loans

8.	Credit History

a.	Review credit report for credit history and required credit depth including any / all inquiries

b.	Determine representative credit score from credit report

9.	Validate loan-to-value (LTV) and combined loan-to-value

10.	Review borrower's occupancy

11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

12.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

13.	Confirm that Final 1003 is sufficiently completed

14.	Provide Audit 1008 with accurate data based on file documentation

15.	Confirm Loan Approval conditions were met

16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

17.	General QM for any loans originated under the GQM Rule

1.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

2.	Consider Income and Assets:

i.	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

ii.	The consumer’s debt obligations, alimony, child support; and
iii.	The monthly DTI or residual income.

3.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

(6) Value of collateral securing the assets: review and methodology.

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability

2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

6.	Ensure that the appraisal conforms to the guidelines provided from the Client

7.	Review appraisal to ensure all required documents were included.

8.	Review location map provided within the appraisal for external obsolescence.

9.	Ensure highest and best use and zoning complies with guidelines.

10.	Confirm there are no marketability issues that affect the subject property.

11.	Ensure subject property does not suffer any functional obsolescence.

12.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

13.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (160 loans in total):

Eleven (11) loans had a Secondary Appraisal, zero (0) loans had AVMs, and one hundred sixty (160) loans had a Desktop Review. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were zero (0) occurrences of this.

One (1) loan had a Field Review or BPO, and zero (0) loans had a Full Appraisal Review.

Product totals may not sum due to multiple products for each loan

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

(8) Other: review and methodology.

Not applicable.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	154	$98,765,000.00	96.25%
Event Grade B	6	$8,494,076.00	3.75%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	160	$107,259,076.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	154	96.25%
Event Grade B	6	3.75%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	160	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	160	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	160	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	160	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	160	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	106
		Business Purpose Affidavit/Disclosure Missing	5
		Income and Employment Do Not Meet Guidelines	5
		Borrower 1 Credit Report is Missing	4
		Purchase is not considered to be an Arm's Length Transaction	4
		Purchase Contract is Missing	4
		Personal Guaranty Agreement Incomplete	2
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2
		Property Title Issue	2
		Borrower 1 3rd Party VOE Prior to Close Missing	2
		Hazard Insurance Effective Date is after the Disbursement Date	2
		The Deed of Trust is Incomplete	2
		Hazard Insurance Policy is Partial	2
		Housing History Does Not Meet Guideline Requirements	2
		Missing Property Tax Cert	1
		Purchase Contract is Incomplete	1
		Asset 1 Expired	1
		Borrower owns more financed properties than allowed per guidelines	1
		Borrower 1 YTD Profit & Loss Missing	1
		Borrower Rental Experience Not Within Guidelines	1
		Missing Trust Agreement	1
		Asset 1 Does Not Meet Guideline Requirements	1
		Borrower 1 Credit Report is Incomplete	1
		Flood Insurance Policy Missing	1
		Borrower 1 Lease Agreements Missing	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Borrower does not meet residual income requirement	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Missing Taxpayer First Act Disclosure	1
		HO-6 Insurance Policy is Missing	1
		Asset 5 Does Not Meet Guideline Requirements	1
		The Note is Incomplete	1
		Borrower 1 CPA Letter Missing	1
		Title Coverage is Less than Subject Lien	1
		PUD Rider is Missing	1
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
		Audited DTI Exceeds Guideline DTI	1
		Missing attorney opinion letter/trust review documentation	1
		Rent Loss Insurance Missing	1
		Missing income documentation	1
		The Final 1003 is Incomplete	1
		Missing Lease Agreement	1
		Missing Personal Guaranty	1
		Title Document Missing	1
		Approval/Underwriting Summary Not Provided	1
		Asset 4 Does Not Meet Guideline Requirements	1
		Loan Agreement Missing	1
		Total Credit Grade (A) Exceptions:	177
	B	Income and Employment Do Not Meet Guidelines	2
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
		Satisfactory Chain of Title not Provided	1
		Audited LTV Exceeds Guideline LTV	1
		Delinquent Credit History Does Not Meet Guideline Requirements	1
		Total Credit Grade (B) Exceptions:	6
Compliance	A	No Compliance Findings	150
		Higher-Priced Mortgage Loan Test	5
		Final CD: Closing Date is missing or inaccurate	1
		Intent to Proceed is Missing	1
		The Note is Not Executed	1
		CA AB 260 Higher-Priced Mortgage Loan Test	1
		Initial Closing Disclosure Delivery Date Test	1
		Total Compliance Grade (A) Exceptions:	160
Property	A	No Property Findings	154
		Property/Appraisal General	2
		The appraiser was not licensed (Primary Value)	1
		Property Issue(s) are Present	1
		Total Property Grade (A) Exceptions:	158

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred sixty (160) mortgage loans reviewed, twenty-one (21) unique mortgage loans (13.13% by loan count) had a total of twenty-four (24) different tape discrepancies across seven (7) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Borrower 1 FTHB	12	50.00%
Borrower 1 Citizen	4	16.67%
Property Type	3	12.50%
Qualifying Interest Rate	2	8.33%
Qualifying FICO	1	4.17%
Borrower 1 Self-Employment Flag	1	4.17%
Number of Units	1	4.17%
Grand Total	24	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.